Exhibit 8.1

Grupo Televisa, S.A.B.

Subsidiaries, Associates, Joint Ventures and Other Invetsment

as of December 31, 2021

Name of Company	Country of Incorporation
Alektis Consultores, S. de R.L. de C.V.	Mexico
TVU Enterprises, Inc.	United States of America
ET Publishing International, LLC	United States of America
Sunny Isle, LLC	United States of America
Televisa Alternative Originals, LLC (1) (4)	United States of America
Televisa Internacional, LLC (4)	United States of America
Televisa International Marketing Group, Inc. (4)	United States of America
CBD Life Holding, S.A.P.I. de C.V. (3) (4)	Mexico
Kavak Holdings Limited (3) (4)	Cayman Islands
Konfio Limited (3) (4)	Cayman Islands
M&M Media, Inc D/B/A Trebel (3) (4)	United States of America
PayClip, Inc. (3) (4)	United States of America
Rappi, Inc. (3) (4)	United States of America
ZeGroup Holdings, LLC (3) (4)	United States of America
W-TV Studios, LLC (4)	United States of America

Coisa, Consultores Industriales, S.A. de C.V.	Mexico
Corporación Kante, S.A. de C.V.	Mexico

Controladora de Juegos y Sorteos de México, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico
Sattora, S.A. de C.V. (5)	Mexico

Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Administradora de Sistemas de Comunicación, S.A. de C.V.	Mexico
Alvafig Holdings, S.A. de C.V.	Mexico
Aryadeba, S.A. de C.V.	Mexico
Cable y Comunicación de Morelia, S.A. de C.V.	Mexico
Cablemás Telecomunicaciones, S.A. de C.V.	Mexico
Cablemás International Telecomm, LLC (1)	United States of America
CM Equipos y Soporte, S.A. de C.V.	Mexico
Equipos e Insumos de Telecomunicaciones, S.A. de C.V.	Mexico
Grupo Mapsani, S.A. de C.V.	Mexico
IZZI GT, S.A. de C.V.	Mexico
Sumant, S.A. de C.V.	Mexico
Amur Importaciones, S.A. de C.V.	Mexico
Apocali, S.A. de C.V.	Mexico
Apoyo Telefónico Cablemás, S.A. de C.V.	Mexico
Arretis, S.A.P.I. de C.V.	Mexico
Cable Administradora, S.A. de C.V.	Mexico
Grupo Cable Asesores, S.A. de C.V.	Mexico
Cable Servicios Corporativos, S.A. de C.V.	Mexico
México Red de Telecomunicaciones, S. de R.L. de C.V.	Mexico
Corp MR II, S. de R.L. de C.V.	Mexico
Metrored Telecom Services, Inc.	United States of America
Televicable Regional, S.A. de C.V.	Mexico
TIN, S.A. de C.V.	Mexico
TV Cable de Oriente, S.A. de C.V.	Mexico
FTTH de México, S.A. de C.V.	Mexico
Wuru Telecom, Inc. (1)	United States of America
Brokers Mol, S.A. de C.V.	Mexico
Cable TV Internacional, S.A. de C.V.	Mexico
Cablemás Holdings, S.A. de C.V.	Mexico
Cablevisión Red, S.A. de C.V.	Mexico
Caredteletv Servicios Administrativos FTTH de México, S.A. de C.V.	Mexico
Constructora Cablemás, S.A. de C.V.	Mexico
Desarrollos H5, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (2)	Mexico
DKM Broker, S.A. de C.V.	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Cablebox, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Cablestar, S.A. de C.V.	Mexico
Bestel USA, Inc.	United States of America
Letseb, S.A. de C.V.	Mexico
Operbes, S.A. de C.V.	Mexico
Servicios Letseb, S.A. de C.V.	Mexico
Servicios Operbes, S.A. de C.V.	Mexico
Cablevisión, S.A. de C.V.	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico
Integravisión de Occidente, S.A. de C.V.	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico
Servicios Técnicos Cablevisión, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Fodels, S.A. de C.V.	Mexico
Gerit Profesionales, S.A. de C.V.	Mexico
Grupo de Telecomunicaciones de Alta Capacidad, S.A.P.I. de C.V. and subsidiary (*)	Mexico
Inmobiliaria Cablemás, S.A. de C.V.	Mexico
Bekyc Apoyo y Servicios de Ventas, S.A. de C.V.	Mexico
La Esquina de Prado Norte, S.A. de C.V.	Mexico
Mega Com-M Servicios, S.A. de C.V.	Mexico
Operadora de Redes, S.A. de C.V. (*) (1)	Mexico
Profesionales en Ventas y Mercadeo, S.A. de C.V.	Mexico
Punta Mita H5, S.A. de C.V.	Mexico
Ruta de Árte y Cultura, S.A. de C.V.	Mexico
San Ángel Telecom, S.A. de C.V.	Mexico
Servicios Administrativos Cablemás, S.A. de C.V.	Mexico
Servicios Integrales para Sistemas de Cable, S.A. de C.V.	Mexico
SJT Restaurantes, S.A. de C.V.	Mexico
Sky DTH, S.A. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V.	Mexico
Innova, S. de R.L. de C.V.	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Corporación Satelital Novavisión Dominicana, S.A.S	Dominican Republic
Novavision Group, Inc.	United States of America
Novavisión Honduras, S.A. de C.V.	Honduras
Novavisión Panamá, S.A.	Panama
Media Visión de Panamá, S.A.	Panama
Ridge Manor, S.R.L.	Spain
Servicios Directos de Satélite, S.A.	Costa Rica
Sky El Salvador, S.A. de C.V.	El Salvador
Televisión Novavisión de Guatemala, S.A.	Guatemala
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Galaxy Nicaragua, S.A.	Nicaragua
Innovación Sistemática y Comercial, S. de R.L. de C.V.	Mexico
Novabox, S. de R.L. de C.V.	Mexico
Nova Call-Center, S. de R.L. de C.V.	Mexico
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico
Tele Cable de Michoacán, S.A. de C.V.	Mexico
Televisión Internacional, S.A. de C.V.	Mexico
Grupo Servicomunicación, S.A. de C.V.	Mexico
Multibip, S.A. de C.V. (1)	Mexico
R.H. Servicios Administrativos, S.A. de C.V.	Mexico
R.H. Servicios Ejecutivos, S.A. de C.V.	Mexico
Servicios Telum, S.A. de C.V.	Mexico
Sintonia Fina, S.A. de C.V. (1)	Mexico
Técnica Avanzada en Cableados, S.A. de C.V.	Mexico
Telum, S.A. de C.V. (1)	Mexico
Traslados Electrónicos, S.A. de C.V.	Mexico
Unisat Mexicana, S.A. de C.V.	Mexico

DTH Europa, S.A.U.	Spain

Editorial Televisa, S.A. de C.V.	Mexico
Auto Rent Acuario, S. de R.L. de C.V.	Mexico
Televisa Argentina, S.A. (2)	Argentina
Editorial Televisa Colombia, S.A. (2)	Colombia
Editorial Televisa Colombia Cultural, S.A. (2)	Colombia

Name of Company	Country of Incorporation
Distribuidoras Unidas, S.A. (2)	Colombia
Editorial Televisa Puerto Rico, Inc. (2)	Puerto Rico
Editorial Televisa Venezuela, S.A. (1)	Venezuela
Editorial Zinet Televisa, S.A. de C.V.	Mexico
VeneTel Servicios Publicitarios, S.A. (1)	Venezuela

Factum Más, S.A. de C.V.	Mexico

Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Bolivariana, S.A. (2)	Peru
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Panamex, S.A. (1)	Panama
Editorial Televisa Chile, S.A. (2)	Chile
Gonarmex, S.A. de C.V.	Mexico
Samra, S.A. (1)	Ecuador
Distribuidora Los Andes, S.A. (1)	Ecuador
Vanipubli Ecuatoriana, S.A. (1)	Ecuador

Grupo Telesistema, S.A. de C.V.	Mexico
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V. (4)	Mexico
Corporativo TD Sports, S.A. de C.V.	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
G. Televisa-D, S.A. de C.V	Mexico
Grupo Bissagio, S.A. de C.V.	Mexico
Multimedia Telecom, S.A. de C.V.	Mexico
Comunicaciones Tieren, S.A. de C.V.	Mexico
Univision Holdings II, Inc. and subsidiaries (including Univision Communications Inc.)(*)	United States of America
Villacezán, S.A. de C.V.	Mexico
CVQ Espectáculos, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Flyacross, S.A. de C.V. (*)	Mexico
Periódico Digital Sendero, S.A.P.I. de C.V. and subsidiary (*)	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
CVQ Series, S.A. de C.V. (1) (7)	Mexico
Espacio de Vinculación, A.C. (1)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Marcas y Desarrollos, S.A. de C.V. (*) (1)	Mexico
Mednet, S.A. de C.V. (*) (2)	Mexico
Plataforma OTT, S.A. de C.V. (7)	Mexico
Productora Contadero, S.A. de C.V. (*) (1)	Mexico
Promo-Certamen, S.A. de C.V. (7)	Mexico
Gyali, S.A. de C.V. (4)	Mexico
Cedecom, S.A. de C.V. (3) (4)	Mexico
Inmobiliaria Amber, S.A. de C.V.	Mexico
Intellectus T, S.A. de C.V. (7)	Mexico
Medios y Estrategias Promocionales, S.A. de C.V.	Mexico
Mexvisa Ltd.	Switzerland
Mountrigi Management Group, Ltd.	Switzerland
Operadora Dos Mil, S.A. de C.V. (1)	Mexico
Recursos Administrativos Televisa, S.A. de C.V. (4)	Mexico
Cadena de las Américas, S.A. de C.V. (4)	Mexico
Canales de Televisión Populares, S.A. de C.V. (4)	Mexico
Corporativo Televisa, S.A. de C.V. (Formerly, Corporativo Bosque de Canelos, S.A. de C.V.) (4)	Mexico
Desarrollo Vista Hermosa, S.A. de C.V. (4)	Mexico
ECO Producciones, S.A. de C.V. (4)	Mexico
Grupo Montdoval, S.A. de C.V. (4)	Mexico
Intellectus Comunicación, S.C. (4)	Mexico
Intellectus Técnico, S.C. (4)	Mexico
Producciones Deportivas TUDN, S.A. de C.V. (4)	Mexico
Servicios Administrativos Coapa, S.A. de C.V.	Mexico
Servicios RTMN, S.A. de C.V. (Formerly, Radiotelevisora de México Norte, S.A. de C.V.) (4)	Mexico
Televisa Producciones, S.A. de C.V. (4)	Mexico
Televisa Talento, S.A. de C.V. (4)	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V. (4)	Mexico
TV Conceptos, S.A. de C.V. (4)	Mexico
Rodium, A.C. (1)	Mexico

Name of Company	Country of Incorporation
SOC Servicio Operativo Centralizado, S.A. de C.V.	Mexico
T.V. de los Mochis, S.A. de C.V. (4)	Mexico
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Televisa Music Publishing, S.A. de C.V. (4)	Mexico
Televisa Transmedia, S.A. de C.V.	Mexico
Televisa, S. de R.L. de C.V. (Formerly, Televisa, S.A. de C.V.) (4)	Mexico
Argos Comunicación, S.A. de C.V. and subsidiaries (*) (4)	Mexico
Centros de Conocimiento Tecnológico, S.A. de C.V. and subsidiary (3) (4)	Mexico
Editorial Clío, Libros y Videos, S.A. de C.V. and subsidiaries (*) (4)	Mexico
Endemol México, S.A. de C.V. (*) (4)	Mexico
Ollin VFX, S.A.P.I. de C.V. and subsidiary (*) (4)	Mexico
Ollin VFX Servicios, S.A. de C.V. (*) (4)	Mexico
Publicidad Virtual, S.A. de C.V. and subsidiary (4)	Mexico
Televisión de Puebla, S.A. de C.V. (4)	Mexico
Televisión Independiente de México, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Teleimagen del Noroeste, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (2)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Yaqui, S.A. de C.V. (3)	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V. (4)	Mexico
Terma, S.A. de C.V.	Mexico
Todos los Jugadores, S.A. de C.V. (*)	Mexico
Torali, S.A. de C.V. (4)	Mexico
Videocine, S.A. de C.V. (4)	Mexico
Coyoacán Films, S.A. de C.V. (4)	Mexico
Pantelion, LLC (4)	United States of America

Idzumedia, S.A. de C.V. (1) (7)	Mexico

Kapa Capital, S.A. de C.V.	Mexico

Multimedia CTI, S.A. de C.V.	Mexico

PI Metropolitanas, S.A. de C.V. (5)	Mexico

Telestar de Occidente, S.A. de C.V.	Mexico

Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico

Servicios Administrativos DYE, S.A. de C.V.	Mexico

Telesistema Mexicano, S.A. de C.V. (2)	Mexico

Ulvik, S.A. de C.V.	Mexico
Corporatel, S.A. de C.V. (6)	Mexico
Empresas Baluarte, S.A. de C.V. (6)	Mexico
Servicios Deportivos Amec, S.A. de C.V. (6)	Mexico
Servicios Deportivos Luportas, S.A. de C.V. (6)	Mexico
Televisa Corporación, S.A. de C.V.	Mexico
Administradora de Prestaciones Sociales, S.C.	Mexico

(*) Associate or Joint Venture.
(1) Without current operations.
(2) In process of liquidation.
(3) Equity financial instrument.
(4) Disposed of on January 31, 2022
(5) Merged into Controladora de juegos y Sorteos México, S.A. de C.V. (surviving company) in March 2022.
(6) Merged into Televisa Corporación, S.A. de C.V. (surviving company) in March 2022.
(7) Merged into Servicios Administrativos DYE, S.A. de C.V. (surviving company) in March 2022.